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                                                                    EXHIBIT 2.2

                                 AMENDMENT NO. 1
                                     TO THE
                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

         This Amendment No. 1 to the Agreement and Plan of Reorganization and Merger (this "AMENDMENT NO. 1"), dated as of February 3, 1999, is by and among WISDOM HOLDINGS, INC., a Delaware corporation ("PARENTCO"), WISDOM HOLDINGS ACQUISITION CORP. I, a Delaware corporation and wholly owned subsidiary of ParentCo ("GDSC MERGER SUB"), WISDOM HOLDINGS ACQUISITION CORP. II, a Delaware corporation and wholly owned subsidiary of ParentCo ("DCA MERGER SUB"), GENTLE DENTAL SERVICE CORPORATION, a Washington corporation ("GDSC") and DENTAL CARE ALLIANCE, INC., a Delaware corporation ("DCA").

                                    RECITALS

         A. Each of Wisdom, GDSC Merger Sub, DCA Merger Sub, GDSC and DCA entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 15, 1998 (the "AGREEMENT").

         B. Each of Wisdom, GDSC Merger Sub, DCA Merger Sub, GDSC and DCA desire to amend the Agreement in accordance with the terms and conditions of this Amendment No. 1.

         NOW, THEREFORE, in consideration of the preceding recitals and the mutual representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

                                    AGREEMENT

         1. AMENDMENT TO SECTION 2.1(g). Section 2.1(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

                           (g) Each share of GDSC Series C Preferred Stock shall
                  cease to be outstanding and shall be converted into and exchanged for one-tenth (1/10) of a share of ParentCo Common Stock.

In addition, the parties hereto intend that this Amendment No. 1 shall amend the Agreement in each and every instance in which the conversion of the GDSC Series C Preferred Stock is affected by this Amendment No. 1.

         2. NO OTHER AMENDMENTS. Except as set forth in this Amendment No. 1, all other terms and provisions contained in the Agreement shall remain in full force and effect.


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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment
No. 1 as of the date first written above.

                            GENTLE DENTAL SERVICE CORPORATION


                            By: /s/ MICHAEL T. FIORE
                               -------------------------------------------------
                            Name:   Michael T. Fiore
                            Title:  President and Chief Executive Officer

                            DENTAL CARE ALLIANCE, INC.


                            By: /s/ STEVEN R. MATZKIN
                               -------------------------------------------------
                            Name:   Steven R. Matzkin, D.D.S.
                            Title:  President and Chief Executive Officer

                            WISDOM HOLDINGS, INC.


                            By: /s/ MICHAEL T. FIORE
                               ------------------------------------------------
                            Name:   Michael T. Fiore
                            Title:  Chief Executive Officer


                            By: /s/ STEVEN R. MATZKIN
                               ------------------------------------------------
                            Name:   Steven R. Matzkin, D.D.S.
                            Title:  President

                            WISDOM HOLDINGS ACQUISITION CORP. I


                            By: /s/ MICHAEL T. FIORE
                               ------------------------------------------------
                            Name:   Michael T. Fiore
                            Title:  Chief Executive Officer


                            By: /s/ STEVEN R. MATZKIN
                               ------------------------------------------------
                            Name:   Steven R. Matzkin, D.D.S.
                            Title:  President

                            WISDOM HOLDINGS ACQUISITION CORP. II


                            By: /s/ MICHAEL T. FIORE
                               ------------------------------------------------
                            Name:   Michael T. Fiore
                            Title:  Chief Executive Officer


                            By: /s/ STEVEN R. MATZKIN
                               -------------------------------------------------
                            Name:   Steven R. Matzkin, D.D.S.
                            Title:  President


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